Exhibit 99


                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                          By: /s/  Vida H. Lampkin
                              --------------------------------------------------
                              Name: Vida H. Lampkin
                              Title: Chairman of the Board and Interim President
                                       and Chief Executive Officer



                          By: /s/  Scott A. Swain
                              --------------------------------------------------
                              Name: Scott A. Swain
                              Title:  Senior Vice President and
                                       Chief Financial Officer

Date: May 8, 2003